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                                                                  EXHIBIT 23.2
                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Cabot Medical Corporation:

We consent to the use of our reports included herein and incorporated herein by reference and to the references to our firm under the headings "Selected Historical and Pro Forma Financial Data" and "Experts" in the prospectus and joint proxy statement.

                                          /s/ KPMG Peat Marwick LLP
                                              KPMG Peat Marwick LLP


Princeton, New Jersey
July 12, 1995